                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 17, 1998


                           CENTRAL PARKING CORPORATION
             (Exact name of registrant as specified in its charter)


    Tennessee                   001-13950                   62-1052916
    ---------                   ----------                  ----------
 (State or other               (Commission               (I.R.S. Employer
 jurisdiction of               File Number)            Identification Number)
  incorporation)



          2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 297-4255
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.  OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces the private placement of $100 Million aggregate principal amount of Convertible Preferred Securities. A press release dated February 17, 1998 relating to this transaction is attached to this Report.
















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CENTRAL PARKING CORPORATION



                                     By:  /s/ Steve Tisdell
                                          -----------------------------------
                                          Steve Tisdell
                                          Chief Financial Officer




Date:    February 20, 1997










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                                  EXHIBIT INDEX


Exhibit No.                                                                Page
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
   99.1             Press Release dated February 17, 1998                   5








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